----------------------------------------------------------------------



             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                         FORM 8-K

                      CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934
----------------------------------------------------------------------------

      Date of Report (Date of earliest event reported): July 19, 2005
                                                       (July 19, 2005)
         ---------------------------------------------------

                   TrustCo Bank Corp NY


          (Exact name of registrant as specified in its charter)

                          New York
              (State or other jurisdiction of incorporation)


         0-10592                                   14-1630287
 (Commission File Number)              (IRS Employer Identification No.)

      --------------------------------------------------------------

             5 Sarnowski Drive, Glenville, New York 12305
           (Address of principal executive offices) (Zip Code)


    Registrant's telephone number, including area code: (518) 377-3311
                                                        --------------

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TrustCo Bank Corp NY

Item 2.02.   Results of Operations and Financial Condition

             On July 19, 2005, TrustCo Bank Corp NY ("TrustCo") issued two press releases with year to date and second quarter results for the period ending June 30, 2005. Attached is a copy of each press release labeled as Exhibits
             99(a) and 99(b)

Item 5.02 Departures of Directors or Principal Officers; Election of Directors;

          Appointment of Principal Officers

          On July 19, 2005, the Board of Directors of TrustCo appointed Thomas O. Maggs as a new director. Mr. Maggs was also appointed to the audit and compensation committees of the board.

          Mr. Maggs is the president and principal owner of Maggs & Associates, The Business Insurance Brokers, Inc. ("Maggs & Associates"), Schenectady, New York, an insurance brokerage. TrustCo has retained Maggs & Associates for assistance in obtaining commercial insurance coverage and has paid Maggs & Associates premiums for such coverage of $134,427 since January 1, 2005.

Item 9.01.Financial Statements and Exhibits

          (c)Exhibits

          Reg S-K Exhibit No.   Description

              99(a) Highlights Press Release dated July 19, 2005, for the period ending June 30, 2005, regarding year to date and second quarter results.

              99(b) Press Release dated July 19, 2005, for the period ending June 30, 2005, regarding year to date and second quarter results and also announcing the appointment of a new director.



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                          SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 19, 2005

                                            TrustCo Bank Corp NY
                                            (Registrant)


                                            By:/s/ Robert T. Cushing
                                            ----------------------------
                                               Robert T. Cushing
                                               Executive Vice President and
                                               Chief Financial Officer



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                         Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.  Description                                  Page
------------------   ----------------------------             ----------
     99(a)           One page press release dated                  5
                     July 19,  2005,  highlighting
                     year to date and  second  quarter
                     2005 results.

     99(b)           Press release dated July 19, 2005,           6-12
                     highlighting year to date and second
                     quarter 2005 results and also announcing the appointment of a new director.



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


TRUSTCO                                                   Exhibit 99(a)
Bank Corp NY                                              News Release
------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

         Subsidiary: Trustco Bank
                                                              NASDAQ - TRST

         Contact:    Robert Leonard
                     Vice President
                     518-381-3693

FOR IMMEDIATE RELEASE: Glenville, New York - July 19, 2005

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                                2005                   2004
                                             ---------------------------------
Three Months Ended June 30:
     Net Income                          $     14,985                 14,371
     Provision (credit) for Loan Losses        (1,580)                   150

Average Equivalent Shares Outstanding:
     Basic                                 75,056,000             74,354,000
     Diluted                               75,369,000             75,095,000

     Net Income per Share:
     Basic                               $      0.200                  0.193
     Diluted                                    0.199                  0.191
                                                =====                  =====
Six Months Ended June 30:
     Net Income                          $      29,892                28,504
     Provision (credit) for Loan Losses         (3,080)                  300

Average Equivalent Shares Outstanding:
     Basic                                  74,972,000            74,241,000
     Diluted                                75,429,000            75,085,000

     Net Income per Share:
     Basic                               $       0.399                 0.384
     Diluted                                     0.396                 0.380
                                                 =====                 =====

Period End:
Total Assets                                 2,878,787             2,849,227
Total Nonperforming Loans                        3,029                 2,879
Total Nonperforming Assets                       3,029                 2,879
Allowance for Loan Losses                       48,021                48,347
Allowance as a Percentage
  of Total Loans                                  3.60%                4.14%



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TRUSTCO                                                       Exhibit 99(b)
Bank Corp NY                                                  News Release
---------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank

Contact:     Robert M. Leonard
             Vice President
             (518) 381-3693

FOR IMMEDIATE RELEASE:

                TrustCo Announces Record Second Quarter Results
                           And Appoints New Director

Glenville, New York - July 19, 2005 TrustCo Bank Corp NY (TrustCo, Nasdaq:
TRST) today announced that it achieved record results for the second quarter of 2005 and for the first six months of the year. Net income for the second quarter of 2005 was $15.0 million, or $0.199 diluted earnings per share, compared to $14.4 million, or $0.191 diluted earnings per share, for the second quarter of 2004. The second quarter results reflect an increase of 4.3% in net income and 4.2% in diluted earnings per share over the comparable period in 2004.

Year to date results reflect increases in both net income and diluted earnings per share between 2004 and 2005. For the six months ended June 30, 2005 net income was $29.9 million and diluted earnings per share were $0.396 compared to net income of $28.5 million and diluted earnings per share of $0.380 for the comparable six month period in 2004. The six-month results reflect an increase of 4.9% in net income and 4.2% in diluted earnings per share for 2005 compared to the same six-month period in 2004.

The expansion of our branch network continues. In Florida, the Oviedo and Winter Springs branches opened during the second quarter of 2005. These offices bring our total to nine in Florida and 77 overall.

Commenting on the results for 2005, Robert J. McCormick, President and Chief Executive Officer noted, "The current quarter and the year to date 2005 results are very good, and set the stage for continued growth into the second half of this year."

"I am pleased to announce that Thomas O. Maggs was seated as a director at the July meetings of the Bank and Holding Company Boards of Directors. Mr. Maggs is president of Maggs & Associates The Business Insurance Brokers, Inc. located in Schenectady, New York."

TrustCo Bank Corp NY is a $2.9 billion bank holding company and through its subsidiary, Trustco Bank, operates 77 offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department that has $974 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


                             # # #

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


TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
                                                  Three Months Ended
                                          06/30/05    03/31/05      06/30/04
Summary of operations
   Net interest income (TE)             $   27,600      25,856        26,025
   Provision (credit) for loan losses       (1,580)     (1,500)          150
   Net securities transactions               1,255       3,652         3,588
   Noninterest income                        5,645       4,486         4,787
   Noninterest expense                      12,223      11,730        11,699
   Net income                               14,985      14,907        14,371

Per common share
   Net income per share:
          - Basic                       $    0.200        0.199        0.193
          - Diluted                          0.199        0.197        0.191
   Cash dividends                            0.150        0.150        0.150
   Tangible Book value at period end          3.12         2.99         2.89
   Market price at period end                13.06        11.49        13.10

At period end
   Full time equivalent employees              501          513          494
   Full service banking offices                 77           75           69

Performance ratios
   Return on average assets                   2.11 %       2.13         2.04
   Return on average equity (1)              26.52        26.83        28.18
   Efficiency (2)                            36.37        40.05        37.67
   Net interest spread (TE)                   3.72         3.50         3.57
   Net interest margin (TE)                   3.98         3.75         3.78
   Dividend payout ratio                     75.12        75.47        77.54

Capital ratios at period end (3)
   Total equity to assets                     8.00 %       7.94         7.41
   Tier 1 risk adjusted capital              17.03        17.33        16.61
   Total risk adjusted capital               18.31        18.61        17.89

Asset quality analysis at period end
   Nonperforming loans to total loans         0.23 %       0.25         0.25
   Nonperforming assets to total assets       0.11         0.11         0.10
   Allowance for loan losses to total loans   3.60         3.84         4.14
   Coverage ratio (4)                         15.9 X       15.4         16.8

(1)Average equity excludes the effect of the market value adjustment for securities available for sale.
(2)Calculated as noninterest expense (excluding ORE income/expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3)Capital ratios exclude the effect of the market value adjustment for securities available for sale.
(4)Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.



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


FINANCIAL HIGHLIGHTS, Continued                                         Page 2


                                                     Six Months Ended
                                                 06/30/05         06/30/04
Summary of operations
   Net interest income (TE)                    $   53,452           52,460
   Provision (credit) for loan losses              (3,080)             300
   Net securities transactions                      4,907            7,774
   Noninterest income                              10,131            9,322
   Noninterest expense                             23,953           24,207
   Net income                                      29,892           28,504

Per common share (1)
   Net income per share:
          - Basic                              $   0.399             0.384
          - Diluted                                0.396             0.380
   Cash dividends                                  0.300             0.300
   Tangible Book value at period end                3.12              2.89
   Market price at period end                      13.06             13.10

Performance ratios
   Return on average assets                         2.12 %            2.04
   Return on average equity (2)                    26.67             27.74
   Efficiency (3)                                  38.13             38.28
   Net interest spread (TE)                         3.61              3.67
   Net interest margin (TE)                         3.87              3.87
   Dividend payout ratio                           75.29             78.09

(1)Average equity excludes the effect of the market value adjustment for securities available for sale.
(2)Calculated as noninterest expense (excluding ORE income/expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3)Capital ratios exclude the effect of the market value adjustment for securities available for sale.
TE = Taxable equivalent.



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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION                         Page 3
(dollars in thousands)


                                            06/30/05     12/31/04     06/30/04


ASSETS

 Loans, net                              $ 1,285,986    1,190,681    1,118,063
 Securities available for sale             1,133,091      895,989    1,122,266
 Federal funds sold and other
 short-terminvestments                       336,002      642,208      484,433
                                         ------------   ----------  ----------

     Total earning assets
                                           2,755,079    2,728,878    2,724,762

  Cash and due from banks                     50,242       54,222       46,575
  Bank premises and equipment                 21,135       22,479       20,091
  Other assets                                52,331       58,255       57,799
                                         ------------   ----------  ----------

     Total assets                        $ 2,878,787    2,863,834    2,849,227
                                         ============   ==========  ==========

LIABILITIES
  Deposits:
     Demand                               $  231,700      237,423      209,271
     Interest-bearing checking               320,357      336,538      332,269
     Savings                                 797,152      820,593      827,145
     Money market                            146,823      155,299      160,944
     Certificates of deposit
(in denominations of $100,000 or more)       189,781      178,021      174,882
     Other time deposits                     802,033      799,228      789,485
                                           ----------   ---------    ---------

       Total deposits                      2,487,846    2,527,102    2,493,996

  Short-term borrowings                       84,404       77,979      106,656
  Long-term debt                                 100          114          141
  Due to broker                               40,607         -             -
  Other liabilities                           31,602       32,807       33,815
                                           ----------   ---------    ---------

     Total liabilities                     2,644,559    2,638,002    2,634,608

SHAREHOLDERS' EQUITY                         234,228      225,832      214,619
                                           ----------   ---------    ---------

     Total liabilities and
       shareholders' equity               $ 2,878,787   2,863,834    2,849,227
                                           ==========   =========    =========

Number of common shares
  outstanding, in thousands
                                               74,896      74,540       74,191



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


CONSOLIDATED STATEMENTS OF INCOME                                       Page 4
(dollars in thousands, except per share data)

                                                    Three Months Ended
                                         06/30/05        03/31/05     06/30/04

Interest income
     Loans                             $   20,988         19,982        18,429
     Investments                           12,831         11,100        14,470
     Federal funds sold and
     other short term investments           3,197          3,803         1,206
                                        -----------      --------    ---------

          Total interest income            37,016         34,885        34,105

Interest expense
     Deposits                               9,887          9,630         9,236
     Borrowings                               421            395           203
                                        -----------      --------    ---------

          Total interest expense           10,308         10,025         9,439
                                        -----------      --------    ---------

          Net interest income              26,708         24,860        24,666

Provision (credit) for loan losses         (1,580)        (1,500)          150
                                        -----------      --------    ---------

          Net interest income after
            provision for loan losses      28,288         26,360        24,516

Net securities transactions                 1,255          3,652         3,588
Noninterest income                          5,645          4,486         4,787
Noninterest expense                        12,223         11,730        11,699
                                        -----------      --------    ---------

Income before income taxes                 22,965         22,768        21,192
Income tax expense                          7,980          7,861         6,821
                                        -----------      --------    ---------

Net income                             $   14,985         14,907        14,371
                                        ===========      ========    =========


Net income per share:
          - Basic                      $    0.200          0.199         0.193
          - Diluted                    $    0.199          0.197         0.191

Avg equivalent shares outstanding, in thousands:
          - Basic                          75,056         74,881        74,354
          - Diluted                        75,369         75,486        75,095



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CONSOLIDATED STATEMENTS OF INCOME                                       Page 5
(dollars in thousands, except per share data)

                                                           Six Months Ended
                                                    06/30/05          06/30/04

Interest income
     Loans                                       $   40,970             37,210
     Investments                                     23,931             28,904
     Federal funds sold and
     other short term investments                     7,000              2,400
                                                 -----------        ----------

          Total interest income                      71,901             68,514

Interest expense
     Deposits                                        19,517             18,401
     Borrowings                                         816                384
                                                 -----------        ----------

          Total interest expense                     20,333             18,785

          Net interest income                        51,568             49,729

Provision (credit) for loan losses                   (3,080)               300
                                                 -----------        ----------

          Net interest income after
            provision for loan losses                54,648             49,429

Net securities transactions                           4,907              7,774
Noninterest income                                   10,131              9,322
Noninterest expense                                  23,953             24,207
                                                 -----------        ----------

Income before income taxes                           45,733             42,318
Income tax expense                                   15,841             13,814
                                                 -----------        ----------

Net income                                       $   29,892             28,504
                                                 ===========        ==========


Net income per share:
          - Basic                                 $   0.399              0.384
          - Diluted                               $   0.396              0.380

Avg equivalent shares outstanding, in thousands:
          - Basic                                    74,972             74,241
          - Diluted                                  75,429             75,085



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CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION                  Page 6
(in thousands)

                                              Three Months Ended
                                   06/30/05         03/31/05          06/30/04

Total assets                    $ 2,844,487        2,842,312         2,840,752
Shareholders' equity                228,129          228,538           213,533
Total loans                       1,299,284        1,251,553         1,162,207
Securities available for sale     1,024,768          874,115         1,090,677
Interest-earning assets           2,770,552        2,754,905         2,749,117
Interest-bearing deposits         2,273,100        2,279,234         2,271,260
Interest-bearing liabilities      2,354,702        2,361,805         2,383,542
Demand deposits                     233,138          226,403           208,612


                                              Six Months Ended
                                   06/30/05         06/30/04

Total assets                    $ 2,843,406        2,811,260
Shareholders' equity                228,332          221,968
Total loans                       1,275,550        1,161,989
Securities available for sale       949,857        1,059,597
Interest-earning assets           2,762,772        2,707,721
Interest-bearing deposits         2,276,151        2,248,642
Interest-bearing liabilities      2,358,235        2,354,709
Demand deposits                     229,789          201,832


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